Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spongetech Delivery Systems, Inc (the "Company") on Form 10-KSB for the fiscal year ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Moskowitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

August 29, 2007
                /s/ Steven Moskowitz
                Steven Moskowitz
                Chief Financial Officer